Derivative Instruments and Hedging Activities - Summary of Sold Receivables Outstanding Balance Net of DPP Asset under Outstanding Securitization Program (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Derivative [Line Items]
Sold receivables at the beginning of the year	$ 626	$ 686
Proceeds from sale of receivables	4,505	4,737
Cash collections (remitted to the owner of the receivables)	(4,513)	(4,768)
Effect of currency exchange rate changes	59	(29)
Sold receivables at the end of the year	$ 677	$ 626